EXHIBIT 99


                         COOPERS & LYBRAND L.L.P.
                       a professional services firm
                          1100 Campanile Building
                           1155 Peachtree Street
                        Atlanta, Georgia 30309-3630
                         telephone (404) 870-1100
                         facsimile (404) 870-1239


January 3, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Precision Standard, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of January, 1997. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ Coopers & Lybrand L.L.P.